SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 20, 2011
Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On December 20, 2011, Zion Oil & Gas, Inc. (the "Company") extended the expiration date for the outstanding warrants (the "Warrants") trading on the NASDAQ Global Market under the symbol ZNWAW to December 31, 2012 (from January 31, 2012, the expiry date provided by the original terms of the Warrants).

Except as modified, all of the terms and conditions contained in the applicable Warrant instruments will continue in full force and effect during the extension period. No other changes were made with respect to the terms and conditions of these Warrants.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: December 23, 2011	By:	/s/ Richard J. Rinberg
Richard J. Rinberg
Chief Executive Officer